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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 19, 2000

                       SONUS COMMUNICATION HOLDINGS, INC.

             (Exact name of registrant as specified in its charter)


          DELAWARE                      0-30124                 54-1939577

(State or other jurisdiction          (Commission             (IRS Employer
     of incorporation)                File Number)         Identification No.)

             55 John Street
              New York, NY                                  10038
(Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code: (212) 285-4300


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Item 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     On August 14, 2000, Sonus Communication Holdings, Inc. filed a Current Report on Form 8-K indicating that it had dismissed Lazar Levine & Felix, LLP as its certifying accountant. On September 19, 2000, Sonus engaged M. R. Weiser & Co. LLP, Certified Public Accountants, 135 West 50th Street, New York, New York 10020-1299, as its independent certifying accountant.


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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Sonus Communication Holdings, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         SONUS COMMUNICATION HOLDINGS, INC.
                                         (Registrant)


                                         By: /s/ John K. Friedman
                                         ------------------------------------
                                         Name:  John K. Friedman
                                         Title: President

Dated:  September 19, 2000